UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                AMENDMENT NO. 1



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 7, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            HEADWATERS INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                      0-27808                 87-0547337
-------------------------------- ------------------------   -------------------
 (State or other jurisdiction of (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)


                   10653 South River Front Parkway, Suite 300
                             South Jordan, UT 84095
                   -------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 984-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

The purpose of this amendment is to replace in their entirety exhibits 10.84.2 and 10.88 previously filed.

Item 9.01: Financial Statements and Exhibits.


         (c)      The following exhibits are included herewith:

                  10.84.2 Amendment No. 1, dated as of June 23, 2004, to Credit Agreement among Headwaters and various lenders dated as of March 31, 2004 (now terminated)

                  10.87 Indenture dated as of June 1, 2004 between Headwaters and Wells Fargo Bank, as Trustee, relating to 2-7/8% Convertible Senior Subordinated Notes due 2016 (previously filed)

                  10.88 Asset Purchase Agreement between Headwaters and Southwest Concrete Products, LP

                  99 Press release announcing acquisition of Southwest Concrete Products, LP (previously filed)

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   HEADWATERS INCORPORATED
                                                   Registrant


Date: December 6, 2004                             /s/ Kirk A. Benson
                                                   -----------------------------
                                                   Kirk A. Benson
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

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